Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Short ASTS ETF (ASTN)

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

February 3, 2026

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated November 11, 2025

Effective immediately, the Fund’s ticker symbol is changed in accordance with the following chart. Accordingly, all references to the Fund’s ticker symbol in the Prospectus and SAI are hereby amended and restated to reflect the Fund’s new ticker symbol.

Old Ticker Symbol	New Ticker Symbol
DAST	ASTN

Effective immediately the Fund’s listing exchange has been changed to Cboe BZX Exchange, Inc. Accordingly, all references to the Fund’s listing exchange in the Prospectus and SAI are hereby amended and restated to reflect Cboe BZX Exchange, Inc.

Please retain this Supplement for future reference.